UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2024

NYIAX, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41626	46-0547534
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Easton Avenue, Somerset, New Jersey	08873
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 444-9259

180 Maiden Lane

New York, New York 33487

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As of April 16, 2024, NYIAX, Inc. (the “Company”) has closed on $1,250,000 in a private offering (“Offering”). The Offering was for $1,200,000 with the Company’s right to increase the Offering to $2,000,000. The Offering consists of two-year convertible notes (the “Notes”) with 10% interest payment-in-kind in Company common stock at two ($2.00) dollars, which shall be paid at maturity or upon conversion. Additionally, the Company issued with the Notes, warrant coverage at the rate of one hundred (100%) percent of the dollar value of the Note at two ($2.00) dollars per share as the strike price of the Warrants. The Warrants are for a period of five (5) years.

Upon completion of a subsequent financing where the Company raises cumulative gross proceeds of at least $1,500,000 (the “Financing Event”) the outstanding principal balance of the Notes and all accrued interest shall automatically convert into such securities under the same terms and conditions as those securities purchased in Financing Event. The conversion price of the securities will be the price per share equal to the following:  the lower of (i) eighty-five (85%) percent of the price paid by purchasers of securities in such Financing Event or (ii) two ($2.00) dollars, but in no event less than one dollar and fifty cents ($1.50) per share. If a Financing Event shall not occur two (2) years from the final Closing of the Offering, the outstanding principal balance of the Note and the accrued interest shall convert into the Company’s common stock at two ($2.00) dollars per share.

The initial Offering was to four accredited investors, as of the date herein. There were no commissions paid in the Offering.

All securities issued in the Offering were sold pursuant to an exemption from registration under Section 4(a)(2) and Regulation D of the Securities Act of 1933.

Securities issued in the Offering have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The above is a summary of the terms and conditions of the Notes and Warrants which are set forth below in Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 8.01 Other Events

In a letter dated April 17, 2024 the Company provided to its security holders an update of recent events at the Company. See attached Shareholder Letter set forth below in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

No.	Exhibit Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	Form of Convertible Note
99.1	Letter to shareholders dated April 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2024	NYIAX, Inc.

	By:	/s/ Joseph G. Passaic, Jr.
		Name:	Joseph G. Passaic, Jr.
		Title:	Corporate Secretary

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